EXHIBIT 99.2

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this "Agreement"), is executed and delivered effective as of December 15, 2003 (the "Effective Date"), by and between Endocare, Inc., a Delaware corporation (the "Company"), and Craig T. Davenport, an individual resident of the State of Oregon ("Employee").

1.     POSITION AND RESPONSIBILITIES

         (a)  Position. Employee is employed by the Company to render services to the Company in the position of Chief Executive Officer. Employee shall report directly to the Board of Directors. Employee shall perform such duties and responsibilities as are normally related to such position, in accordance with industry standards, and any additional duties now or hereafter assigned to Employee by the Board of Directors of the Company. Employee shall abide by the Company's rules, regulations and practices, as adopted or modified from time to time in the Company's sole discretion. Without limiting the generality of the foregoing, for so long as Employee holds the position of Chief Executive Officer, at the Company's request Employee shall execute all certifications required to be executed by the Company's chief executive officer (or person performing similar functions) pursuant to the regulations adopted by the Securities and Exchange Commission under Section 302 of the Sarbanes-Oxley Act of 2002 ("SOX") all certifications or similar items required to be executed by the Company's chief executive officer (or equivalent thereof) pursuant to Section 404 of the SOX or the Company's independent auditors, and all certifications required to be executed by the Company's chief executive officer (or equivalent thereof) pursuant to Section 906 of SOX. Effective January 15, 2004, and for so long as Employee continues to act as Chief Executive Officer of the Company, the Company shall use reasonable and diligent efforts to cause Employee to be elected or appointed as a member of the Board of Directors of the Company.

         (b)  Other Activities. Except with the prior written consent of the Company, Employee shall not, during the term of this Agreement, (i) accept any other employment, or (ii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary gain) that might interfere with Employee's duties and responsibilities hereunder or create a conflict of interest with the Company. Upon receipt of prior approval by the Board of Directors, Employee may serve as a member of the board of directors of any company that does not compete directly with the Company; provided, however, that such restriction shall not apply to any of the three existing private company boards on which Employee serves at the time of the Effective Date. Notwithstanding the foregoing, Employee may also devote reasonable time and attention to civic, charitable or social organizations so long as such activities do not interfere with the performance of his duties to the Company.

         (c)  No Conflict. Employee represents and warrants that Employee's execution of this Agreement, Employee's employment with the Company and the performance of Employee's proposed duties under this Agreement shall not violate any obligations Employee may have to any prior employer, or any other person or entity, including, without limitation, any obligations with respect to proprietary or confidential information of any prior employer, or any other person or entity.

2.     COMPENSATION AND BENEFITS

        (a)  Signing and Relocation Bonus. In consideration of Employee's execution and delivery of this Agreement, the Company shall pay to Employee a signing and relocation bonus of One Hundred Seventy-Four Thousand Four Hundred Fifty Dollars ($174,450.00) on the Effective Date.

        (b)  Base Salary. In consideration of the services to be rendered under this Agreement, the Company shall pay to Employee a salary at the rate of Three Hundred Thousand Dollars ($300,000) per year, as adjusted as permitted in this subsection (the "Base Salary"). The Base Salary shall be paid in accordance with the Company's standard bi-weekly payroll practices. The Base Salary will be reviewed and adjusted from time to time in accordance with the Company's procedures for adjusting salaries for senior executives.

        (c)  Bonus. Employee shall be eligible to receive an annual bonus of up to forty-five percent (45%) of the Base Salary, subject to Employee's attainment of corporate goals and objectives to be established annually by the Company's Board of Directors (or a committee thereof) with the assistance and agreement of Employee, such goals and objectives to be agreed upon as soon as practicable with respect to fiscal year 2004 and each fiscal year thereafter (the "Bonus").

        (d)  Stock Options.

                 (i)  The Company shall grant to Employee a non-qualified option (the "First Option") to purchase Nine Hundred Thousand (900,000) shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock") effective on the Effective Date pursuant to the terms of that certain stock option agreement attached hereto as Exhibit B and incorporated in whole by this reference (the "First Option Agreement"). The exercise price per share of the First Option shall be the lower of: (A) the closing price of the Common Stock as shown on the pink sheets on the Effective Date; or (B) the average of the closing prices of the Common Stock as shown on the pink sheets for the fifteen (15) trading days immediately preceding the Effective Date. The First Option shall vest as to twenty-five percent (25%) of the shares covered by the First Option immediately on the Effective Date and 1/48th of the shares subject to the First Option beginning on the thirteenth monthly anniversary of the Effective Date and on each monthly anniversary of the Effective Date thereafter for the next thirty-six (36) months. The First Option shall expire on the tenth (10th) anniversary of the Effective Date. Employee's entitlement to the First Option is conditioned upon the approval of the Company's Board of Directors (or a committee thereof) and Employee's execution of the Company's First Option Agreement, and the First Option shall be subject to the terms and conditions of such First Option Agreement.

                (ii)  In addition to the First Option, the Company shall grant to Employee an option (the "Second Option") to purchase One Hundred Thousand (100,000) shares of the Common Stock effective on the Effective Date pursuant to the terms of that certain stock option agreement attached hereto as Exhibit C and incorporated hereto by this reference (the "Second Option Agreement"). The exercise price per share of the Second Option shall be the lower of: (A) the closing price of the Common Stock as shown on the pink sheets on the Effective Date; or (B) the average of the closing prices of the Common Stock as shown on the pink sheets for the fifteen (15) trading days immediately preceding the Effective Date. The Second Option shall vest upon the first to occur of the attainment of performance objectives to be mutually agreed by the Company and Employee or the fifth anniversary of the Effective Date. The Second Option shall expire on the tenth (10th) anniversary of the Effective Date. Employee's entitlement to the Second Option is conditioned upon the approval of the Company's Board of Directors (or a committee thereof) and Employee's execution of the Second Option Agreement pursuant to which the Second Option is granted, and the Second Option shall be subject to the terms and conditions of such Second Option Agreement.

        (e)  Benefits. Effective as of the Effective Date, Employee shall be eligible to participate in any and all benefits made generally available by the Company to executive officers of the Company in accordance with the benefit plans established by the Company, as such plans may be amended from time to time in the Company's sole discretion. Without limiting the generality of the foregoing, effective as of the Effective Date, Employee, and to the extent applicable, Employee's covered dependants, shall be eligible to participate in the Company's 401(k) program and shall receive immediate enrollment for health benefits to the maximum extent possible under the Company's benefit plans.

       (f)  Vacation. Employee shall receive four (4) week of paid vacation time per calendar year, which amount shall increase in accordance with the Company's vacation policy for employees of the Company generally. Employee may take such accrued vacation at such times as are mutually convenient to Employee and the Company. In addition, Employee shall be entitled to all holidays provided under the Company's regular holiday schedule.

        (g)  Relocation and Interim Housing Expenses. The Company shall reimburse Employee in an aggregate amount of up to Thirty-Six Thousand Dollars ($36,000) for lease payments on interim housing in the Irvine, California area and other temporary living expenses, until the earlier of: (i) the date on which Employee establishes a permanent residence in or near the Irvine, California area; or (ii) the date on which the Company has reimbursed Employee for such lease payments in an aggregate amount of Thirty-Six Thousand Dollars ($36,000).

        (h)  Business Expenses. The Company will reimburse Employee for reasonable and necessary expenses appropriately incurred by Employee in performing his duties and obligations to the Company in accordance with, and subject to, such policies and procedures regarding executive officer expenses generally as the Company may from time to time have in effect.

3.     AT-WILL EMPLOYMENT

        (a)  At-Will Termination by Company. The employment of Employee shall be "at-will" at all times. The Company may terminate Employee's employment with the Company at any time, without any advance notice, for any reason or no reason at all, notwithstanding anything to the contrary contained in or arising from any statements, policies or practices of the Company relating to the employment, discipline or termination of its employees. Upon and after the date of such termination, all obligations of the Company shall cease, except as set forth below in Section 3(c).

         (b)  At-Will Termination by Employee. Employee may terminate employment with the Company at any time for any reason or no reason at all, upon two weeks' advance written notice. During such notice period Employee shall continue to diligently perform all of Employee's duties hereunder. The Company shall have the option, in its sole discretion, to make Employee's termination effective at any time prior to the end of such notice period as long as the Company pays Employee all compensation (including all accrued Base Salary (as then in effect), Bonus or vacation and subject to payment of all reimbursable expenses) incurred to which Employee is entitled up through the last day of the two-week notice period. Any and all options to acquire shares of Common Stock that have vested under the First Option and Second Option (or any other Option that Employee shall receive while employed by the Company hereunder (a "Subsequent Option")) shall continue to belong to Employee, subject to the terms of exercise set forth in the related option agreements. Thereafter all obligations of the Company shall cease, except as set forth below in Section 3(c).

        (c)  Termination by Company without Cause or by Employee for Good Reason.

                 (i)  If the Company terminates Employee's employment other than for Cause (as defined below) or if Employee terminates his employment for Good Reason (as defined below) or if Employee shall die or become disabled as a direct result of business related activities within nine (9) months of the Effective Date, then, during the Severance Period (as defined below), the Company shall (A) continue to pay to Employee the Base Salary (as then in effect) plus the Bonus, and (B) continue to make available to Employee the benefits made generally available by the Company to its employees, to the extent permitted under applicable law and the terms of the benefit plans. Employee, at his option, may elect to have the cash consideration payable pursuant to subsection (A) above paid in one lump sum payment within five (5) business days of the applicable termination of employment. In addition, if the Company terminates Employee's employment other than for Cause, or if Employee terminates his employment for Good Reason, then, subject to (c)(ii)(A) below, the First Option, the Second Option (solely to the extent the performance goals set forth in the option are achieved during the Severance Period or the five year vesting period of such option is reached during the Severance Period) and any subsequently granted option automatically shall continue to vest pursuant to the terms of Section 2(d)(i) during the Severance Period, unless such termination is after a Change in Control (as defined below), in which case Section 18(b) of the First Option Agreement and the Second Option Agreement shall control and the options shall become fully vested and exercisable immediately prior to such Change in Control. If the date of Employee's termination is on or before the first anniversary of the Effective Date, then for purposes of this Agreement the term "Severance Period" shall mean the period beginning on the date of Employee's termination and ending on the second anniversary of the Effective Date. If the date of Employee's termination is after the first anniversary of the Effective Date, then for purposes of this Agreement the term "Severance Period" shall mean the twelve (12)-month period immediately following the date of Employee's termination.

                 (ii)  The Company's termination of Employee's employment shall be for "Cause" if Employee: (A) exhibits willful misconduct or dishonesty which materially and adversely effects the business reputation of Employee or the Company; (B) is convicted of a felony; (C) acts (or fails to act) in the performance of his duties to the Company in bad (good) faith and to the Company's detriment; (D) materially breaches this Agreement or any other agreement with the Company, which if curable, is not cured to the Company's reasonable satisfaction within thirty (30) days of written notice thereof; or (E) engages in misconduct that is demonstrably and materially injurious to the Company, including, without limitation, willful and material failure to perform his duties as an officer or employee of the Company or excessive absenteeism unrelated to illness or vacation which if curable, is not cured to the Company's reasonable satisfaction within thirty (30) days of written notice thereof.

                 (iii)  Employee's termination of his employment shall be for "Good Reason" if Employee terminates his employment: (A) at any time within the one hundred and eighty (180)-day period immediately following the six (6)-month anniversary of the date of the occurrence of a Change in Control (as defined below); (B) within six (6) months of the Company's material reduction of Employee's level of responsibility; or (C) within six (6) months of the Company's material reduction of the Base Salary, except for any salary reduction that is generally applicable to the Company's executives.

                 (iv)  For purposes of this Agreement, the term "Change in Control" shall mean any of the following transactions:

                                (A)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                                (B)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                                (C)  the complete liquidation or dissolution of the Company;

                                (D)  any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger but excluding any such transaction or series of related transactions that the Board of Directors determines shall not be a Change in Control; or

                                 (E)  acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Board of Directors determines shall not be a Change in Control.

                 (v)  Employee's right to receive any payments or other benefits under this Section 3(c) is expressly conditioned upon: (A) Employee's execution of a general release of all claims as of the date of Employee's termination, in substantially the form attached to this Agreement as Exhibit A (the "General Release"); and (B) Employee's compliance with his obligations under this Agreement, and all other agreements between Employee and the Company.

                 (vi)  Employee's right to receive any payments or other benefits under this Section 3(c) upon his death or disability shall automatically terminate concurrently with the establishment of any death or disability insurance plan or benefit (other than any existing group life or disability insurance program) approved by the Company's Board of Directors for the benefit of Employee.

4.     TERMINATION OBLIGATIONS

         (a)  Return of Property. Employee agrees that all property (including, without limitation, all equipment, tangible proprietary information, documents, records, notes, contracts and computer-generated materials) furnished to or created or prepared by Employee incident to Employee's employment belongs to the Company and shall be promptly returned to the Company upon termination of Employee's employment.

         (b)  Cooperation. Following any termination of his employment, Employee shall perform any and all acts requested by the Company to ensure the orderly and efficient transition of Employee's duties. Such acts may include, but are not limited to: (i) participating in meetings or telephone conferences; (ii) reviewing, preparing or executing documents; and (iii) providing assistance in connection with any litigation, investigation or audit involving the Company, or any of its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations.

5.     NON-DISCLOSURE OF THIRD-PARTY INFORMATION

Employee represents and warrants and covenants that Employee shall not disclose to the Company, or use, or induce the Company to use, any proprietary information or trade secrets of others at any time, including but not limited to any proprietary information or trade secrets of any former employer, if any; and Employee acknowledges and agrees that any violation of this provision shall be grounds for Employee's immediate termination and could subject Employee to substantial civil liabilities and criminal penalties. Employee further specifically and expressly acknowledges that no officer or other employee or representative of the Company has requested or instructed Employee to disclose or use any such third-party proprietary information or trade secrets.

6.     NONINTERFERENCE; NONSOLICITATION

Employee acknowledges and agrees that the Company's relationships with its employees, consultants, customers, vendors and service providers are valuable business assets. Accordingly, Employee agrees that, during his employment with the Company and during the Severance Period after the date of any termination of such employment, he will not (for himself or for any third party) divert or attempt to divert from the Company any business, employee, consultant, customer, vendor or service provider, through solicitation or otherwise, or otherwise interfere with the Company's business or the Company's relationships with its employees, consultants, customers, vendors and service providers.

7.     AMENDMENTS; WAIVERS; REMEDIES

This Agreement may not be amended or waived except by a writing signed by Employee and by a duly authorized officer of the Company. Failure to exercise any right under this Agreement shall not constitute a waiver of such right. Any waiver of any breach of this Agreement shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a party herein shall be cumulative and in addition to all other rights and remedies of the party hereunder or under applicable law.

8.     ASSIGNMENT; BINDING EFFECT

        (a) Assignment. The performance of Employee is personal hereunder, and Employee agrees that Employee shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Agreement. This Agreement may be assigned or transferred by the Company and nothing in this Agreement shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

        (b) Binding Effect. Subject to the foregoing restriction on assignment by Employee, this Agreement shall inure to the benefit of and be binding upon each of the parties; the affiliates, officers, directors, agents, legal representatives, successors and assigns of the Company; and the heirs, devisees, spouses, legal representatives and successors of Employee.

9.     NOTICES

All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by United States first class registered or certified mail, return receipt requested, to the principal address of the other party, as set forth below on the signature page of this Agreement. The date of notice shall be deemed to be the earlier of (i) actual receipt of notice by any permitted means, or (ii) five (5) business days following dispatch by overnight delivery service or the United States mail. Employee shall be obligated to notify the Company in writing of any change in Employee's address. Notice of change of address shall be effective only when provided in accordance with this Section 9.

10.     SEVERABILITY

If any provision of this Agreement shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Agreement shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

11.     TAXES

All amounts paid under this Agreement (including, without limitation, the Base Salary) shall be paid less all applicable state and federal tax withholdings and any other withholdings required by any applicable jurisdiction.

12.     GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

13.     INTERPRETATION

This Agreement shall be construed as a whole, according to its fair meaning, and not in favor of or against any party. Sections and section headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

14.     ATTORNEY'S FEES

If any action at law or in equity is necessary to enforce or interpret the terms of this letter agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

15.     OBLIGATIONS SURVIVE TERMINATION OF EMPLOYMENT

The parties agree that any and all of the Company's or Employee's obligations under this Agreement shall survive the termination of this Agreement.

16. COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument.

17.     AUTHORITY

Each party represents and warrants that such party has the right, power and authority to enter into and execute this Agreement and to perform and discharge all of the obligations hereunder; and that this Agreement constitutes the valid and legally binding agreement and obligation of such party and is enforceable in accordance with its terms.

18.     ENTIRE AGREEMENT

This Agreement, and the exhibits attached hereto, are intended to be the final, complete and exclusive statement of the terms of Employee's employment by the Company and may not be contradicted by evidence of any prior or contemporaneous statements or agreements. Notwithstanding the foregoing, this Agreement shall not supersede or otherwise affect any agreements previously or concurrently executed by Employee relating to the Company's proprietary information or intellectual property rights, or relating to Employee's non-interference or non-solicitation obligations relative to the Company's business or employees; provided, however, that the Consulting Agreement dated as of August 25, 2003 between the Company and Employee shall terminate contemporaneously with the Effective Date except as expressly set forth in the Consulting Agreement. To the extent that the practices, policies or procedures of the Company, now or in the future, apply to Employee and are inconsistent with the terms of this Agreement, the provisions of this Agreement shall control. Any subsequent change in Employee's duties, position or compensation shall not affect the validity or scope of this Agreement.

19.     EMPLOYEE ACKNOWLEDGEMENT

Employee acknowledges that Employee has had the opportunity to consult legal counsel concerning this Agreement, that Employee has read and understands this Agreement, that Employee is fully aware of its legal effect and that Employee has entered into this Agreement freely based on Employee's own judgment and not on any representations or promises other than those contained in this Agreement.

[SIGNATURE PAGE TO EMPLOYMENT AGREEMENT FOLLOWS]

IN WITNESS WHEREOF, the parties hereby execute this Employment Agreement as of the Effective Date.

ENDOCARE, INC.		EMPLOYEE:

By:	/s/ Robert F. Byrnes	/s/ Craig T. Davenport
Name:	Robert F. Byrnes	Craig T. Davenport
Title:	Director, Chairman of Compensation
Committee of the Board of Directors

Address for notices:		Address for notices:

201 Technology Drive		201 Technology Drive
Irvine, CA 92618		Irvine, CA 92618
Attention: Chairman, Compensation Committee

[COUNTERPART SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]

EXHIBIT A

FORM OF GENERAL RELEASE OF CLAIMS

THIS GENERAL RELEASE OF CLAIMS (this "Release") is executed and delivered as of _____________, ____, by and between Endocare, Inc., a Delaware corporation (the "Company"), and the individual named on the signature page hereof (the "Releasor"). Each of the Company and the Releasor is referred to herein as a "Party," and, collectively, as the "Parties."

RECITALS

       WHEREAS, the Company and the Releasor previously executed and delivered an Employment Agreement (the "Employment Agreement");

       WHEREAS, pursuant to terms and conditions of the Employment Agreement, the Releasor is entitled to certain severance payments in specific circumstances, subject to, among other things, Releasor's execution and delivery of this Release; and

       WHEREAS, by execution hereof, the Releasor acknowledges and agrees that: (i) this Release is a compromise of doubtful and disputed claims, if any, which remain untested; (ii) there has not been a trial or adjudication of any issue of law or fact herein; (iii) the terms and conditions of this Release are in no way to be construed as an admission of liability on the part of the Company; and (iv) the Company denies any liability and intends merely to avoid litigation with this Release;

       NOW, THEREFORE, in consideration of the foregoing recitals, and the representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

        1. Release of the Company by the Releasor.

        (a) The Releasor does hereby unconditionally, irrevocably and absolutely release and discharge the Company, and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any transaction, affairs or occurrences between them and arising on or prior to the date of this Release, including, but not limited to, the Releasor's employment with the Company, the termination of said employment and claims of emotional or physical distress related to such employment or termination, excepting only Releasor's rights (1) as a participant under various Company benefit and stock plans and programs; (2) to enforce obligations under his Employment Agreement and this Release; and (3) for defense and indemnification in the event of any claims for which such defense or indemnification would be appropriate under Cal. Labor Code sec. 2802, the California Corporations Code, or any Company bylaw or policy relating to indemnification. This Release specifically applies to any claims for age discrimination in employment, including, without limitation, any claims arising under the Age Discrimination In Employment Act or any other statutes or laws that govern discrimination in employment.

         (b) The Releasor irrevocably and absolutely agrees that he will not prosecute nor allow to be prosecuted on his behalf in any administrative agency, whether federal or state, or in any court, whether federal or state, any claim or demand of any type related to any of the matters released above, it being an intention of the Parties that with the execution by the Releasor of this Release, the Company, its officers, directors, employees, agents, attorneys, representatives, successors and/or assigns, and any related holding, parent and subsidiary corporations, will be absolutely, unconditionally and forever discharged of and from all obligations to or on behalf of the Releasor related in any way to the matters released above.

         (c) The Releasor does expressly waive all of the benefits and rights granted to him pursuant to any applicable law or regulation to the effect that:

A general release does not extend to claims which the creditor does not know of or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         (d) The Releasor does certify that he has read all of this Release, and that he fully understands all of the same. The Releasor hereby expressly agrees that this Release shall extend and apply to all unknown, unsuspected and unanticipated injuries and damages, as well as those that are now known; provided that this Release shall not apply to Releasor's right to receive any severance payments or benefits during the Severance Period as defined in the Employment Agreement referred to herein.

         (e) The Releasor further declares and represents that no promise, inducement or agreement not herein expressed has been made to him and that this Release contains the full and entire agreement between the Parties relating to the Releasor's release of claims, and that the terms of this Release are contractual and not a mere recital.

         2. Review and Revocation Periods. The Releasor represents, acknowledges and agrees that: (i) the Company has advised him, in writing, to discuss this Release with an attorney, and that to the extent, if any, that the Releasor has desired, the Releasor has done so; (ii) the Company has given the Releasor twenty-one (21) days to review and consider this Release before signing it, and the Releasor understands that he may use as much of this twenty-one (21) day period as he wishes prior to signing; (iii) that no promise, representation, warranty or agreements not contained herein have been made by or with anyone to cause him to sign this Release; (iv) that he has read this Release in its entirety, and fully understands and is aware of its meaning, intent, contents and legal effect; and (v) he is executing this Release voluntarily, and free of any duress or coercion. The Parties acknowledge that for a period of seven (7) days following the execution of this Release, the Releasor may revoke this Release, and this Release shall not become effective or enforceable until the revocation period has expired. This Release shall become effective eight (8) days after it is signed by the Parties, and in the event the Parties do not sign on the same date, then this Release shall become effective eight (8) days after the date it is signed by the Releasor.

         3. Full and Complete Defense. This Release may be pleaded as a full and complete defense and may be used as the basis for an injunction against any action, suit or proceeding that may be prosecuted, instituted or attempted by the Releasor against the Company.

         4. Tax Indemnification. As part of this Release, the Releasor agrees to indemnify, hold harmless, and, at the Company's request, defend the Company and its affiliates, directors, officers, employees, agents, attorneys, representatives, stockholders, insurers, divisions, successors and/or assigns and any related holding, parent or subsidiary corporations, from and against any and all loss, liability, claims, costs (including, without limitation, attorneys' fees), demands, causes of action, or suits of any type, whether in law and/or in equity, related directly or indirectly or in any way connected with any federal or state income or other taxes payable or claimed to be payable as a result of any consideration that the Company pays to the Releasor pursuant to this Release or the Employment Agreement.

         5. Amendments, etc. This Release may not be amended or waived except by a writing signed by the Releasor and by a duly authorized officer of the Company. Failure to exercise any right under this Release shall not constitute a waiver of such right. Any waiver of any breach of this Release shall not operate as a waiver of any subsequent breaches. All rights or remedies specified for a Party herein shall be cumulative and in addition to all other rights and remedies of the Party hereunder or under applicable law.

         6. Assignment; Binding Effect. The Releasor agrees that he shall have no right to assign and shall not assign or purport to assign any rights or obligations under this Release. This Release may be assigned or transferred by the Company; and nothing in this Release shall prevent the consolidation, merger or sale of the Company or a sale of any or all or substantially all of its assets.

         7. Severability. If any provision of this Release shall be held by a court or arbitrator to be invalid, unenforceable or void, such provision shall be enforced to the fullest extent permitted by law, and the remainder of this Release shall remain in full force and effect. In the event that the time period or scope of any provision is declared by a court or arbitrator of competent jurisdiction to exceed the maximum time period or scope that such court or arbitrator deems enforceable, then such court or arbitrator shall reduce the time period or scope to the maximum time period or scope permitted by law.

         8. Governing Law. This Release shall be governed by and construed in accordance with the internal laws of the State of California, without regard to conflicts of law principles.

         9. Interpretation. This Release shall be construed as a whole, according to its fair meaning, and not in favor of or against any Party. Sections and section headings contained in this Release are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Release. Whenever the context requires, references to the singular shall include the plural and the plural the singular.

         10. Counterparts. This Release may be executed in any number of counterparts, each of which shall be deemed an original of this Release, but all of which together shall constitute one and the same instrument.

         11. Authority. Each Party represents and warrants that such Party has the right, power and authority to enter into and execute this Release and to perform and discharge all of the obligations hereunder; and that this Release constitutes the valid and legally binding agreement and obligation of such Party and is enforceable in accordance with its terms.

         12. Entire Agreement. This Release is intended to be the final, complete and exclusive statement of the terms set forth herein and may not be contradicted by evidence of any prior or contemporaneous statements or agreements.

         13. Opportunity to Consult Legal Counsel. The Releasor acknowledges that he has had the opportunity to consult legal counsel concerning this Release, that he has read and understands this Release, that he is fully aware of its legal effect and that he has entered into this Release freely based on his own judgment and not on any representations or promises other than those contained in this Release.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereby execute this Release as of the date first above written.

ENDOCARE, INC.	RELEASOR:

By:
Name:	Signature
Title:

Print Name

[SIGNATURE PAGE TO GENERAL RELEASE OF CLAIMS]

EXHIBIT B

ENDOCARE, INC.

NOTICE OF STOCK OPTION AWARD

Grantee's Name and Address:	Craig T. Davenport
63895 Johnson Road
Bend, Oregon 97701

       You (the "Grantee") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

Date of Award	December 15, 2003
Vesting Commencement Date	December 15, 2003
Exercise Price per Share	$4.27
Total Number of Shares Subject
to the Option (the "Shares")	900,000
Total Exercise Price	$3,843,000
Type of Option	Non-Qualified Stock Option
Expiration Date:	December 15, 2013
Post-Termination Exercise Period:

Three (3) Months; provided, however, that if the Company terminates the Grantee's Continuous Service other than for Cause or if the Grantee terminates his Continuous Service for Good Reason or Grantee dies or is permanently disabled, then the Post-Termination Exercise Period shall be extended until three (3) months after the end of the "Severance Period" set forth in Section 3(c)(i) of the Employment Agreement entered into between the Grantee and the Company, dated as of December 15, 2003.

Vesting Schedule:

       Subject to the Grantee's Continuous Service and other limitations set forth in this Notice and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

       25% of the Shares subject to the Option shall vest immediately on the Vesting Commencement Date , and 1/48 of the Shares subject to the Option shall vest on each monthly anniversary of the Vesting Commencement Date for a period of thirty-six (36) months thereafter, such that the Option is fully vested four years after the Vesting Commencement Date.

       Notwithstanding the foregoing, if the Company terminates the Grantee's Continuous Service other than for Cause, or if the Grantee terminates his Continuous Service for Good Reason, or Grantee dies or becomes permanently disabled, then the Shares subject to the Option shall continue to vest pursuant to the Vesting Schedule during the "Severance Period" set forth in Section 3(c)(i) of the Employment Agreement entered into between the Grantee and the Company, dated as of December 15, 2003.

       During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

       In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service, except as otherwise determined by the Board.

       In the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Board as of such change in status.

       IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

Endocare, Inc.,
a Delaware corporation

By:

Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT CERTAIN OF THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

       The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice and the Option Agreement shall be resolved in accordance with Section 15 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Craig T. Davenport, Grantee

ENDOCARE, INC.

STOCK OPTION AWARD AGREEMENT

       1.     Grant of Option. Endocare, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares Subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of this Stock Option Award Agreement (the "Option Agreement") and the Notice which are incorporated herein by reference.

       2.     Exercise of Option.

       (a)     Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. The Option shall be subject to the provisions of Section 18 of this Option Agreement relating to the exercisability or termination of the Option in the event of a Corporate Transaction. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Board. In no event shall the Company issue fractional Shares.

       (b)     Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Board which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Board. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Board to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

       (c)     Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Board for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy the employer's withholding obligations.

       3.     Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

       (a)     cash;

       (b)     check;

       (c)     surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Board may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

       (d)     payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

       4.     Restrictions on Exercise; Representations, Warranties and Covenants of Grantee.

       (a)     The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or if the Shares subject to the Option have not been registered pursuant to an effective Registration Statement on Form S-8, unless the Company determines in its sole discretion that the exercise of the Option without having been registered pursuant to an effective Registration Statement on Form S-8 would not constitute a violation of any Applicable Laws. The Company agrees that it will include Grantee's option on a Registration Statement on Form S-8 on or within a reasonable time, but no more than 30 days, after the Company next files a Registration Statement on Form S-8 for shares underlying options issued pursuant to the Company's Amended and Restated 1995 Stock Option Plan (the "1995 Plan"). Grantee acknowledges that the Company makes no representation or warranty regarding the eligibility of the Option for inclusion on a Registration Statement on Form S-8 or the likelihood that such Registration Statement on Form S-8 will become effective.

       (b)     The Grantee hereby represents, warrants and covenants to and for the benefit of the Company, with knowledge that the Company is relying thereon in issuing the Option to the Grantee, as follows:

               (i)     The Option and the Shares issuable upon exercise of the Option (collectively, the "Securities") shall be acquired for investment for the Grantee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Grantee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Grantee further represents that the Grantee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

               (ii)     The Grantee, by reason of the Grantee's business or financial experience, is capable of evaluating the merits and risks of the investment in the Securities and of protecting the Grantee's interests in connection with the investment in the Securities.

               (iii)     The Grantee has a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons and is aware of its (their) character, business acumen, and general business and financial condition.

               (iv)     The Grantee is an "accredited investor" within the meaning of Rule 501(a) of Regulation D adopted by the Securities and Exchange Commission under the Securities Act of 1933.

               (v)     The Grantee has not seen or received any advertisement or general solicitation with respect to the sale of the Securities.

               (vi)     The Grantee has been provided with financial and other written information about the Company, and has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Securities, and the Grantee's investment that the Grantee felt necessary. To the extent requested, Grantee has received satisfactory information and answers.

               (vii)     In reaching the decision to invest in the Securities, the Grantee evaluated the Grantee's financial resources and investment position and the risks associated with the investment, and acknowledges that the Grantee is able to bear the economic risks of this investment.

               (viii)     The Grantee agrees to refrain from exercising the Option until the Securities are registered pursuant to an effective Registration Statement on Form S-8, unless the Company has determined in its sole discretion that such exercise would not then violate any Applicable Law.

       5.     Termination or Change of Continuous Service. Except as provided in the Vesting Schedule set forth in the Notice, in the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Board, terminate concurrently with the termination of the Grantee's Continuous Service (also the "Termination Date"). In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and vesting of the Option shall continue only to the extent determined by the Board as of such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate; provided, however, that, if the Company terminates the Grantee's Continuous Service other than for Cause, or if the Grantee terminates his Continuous Service for Good Reason, then the Shares subject to the Option shall continue to vest pursuant to the terms of and only to the extent provided for in the Vesting Schedule set forth in the Notice.

       6.     Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within the Post-Termination Exercise Period (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. In the case of the Grantee's Disability, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

       7.     Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within the Post-Termination Exercise Period (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

       8.     Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Board. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Board. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

       9.     Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

       10.     Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement or the Notice, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

       11.     Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

       12.     Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

               (a)     Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              (b)     Disposition of Shares. If Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

       13.     Entire Agreement: Governing Law. The Notice, this Option Agreement and the related Employment Agreement with Grantee, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

       14.     Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

       15.     Dispute Resolution. The provisions of this Section 15 shall be the exclusive means of resolving disputes arising out of or relating to the Notice and this Option Agreement. The Company, the Grantee, and the Grantee's assignees (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 15 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

       16.     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

       17.     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Board may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

       18.     Corporate Transactions.

               (a)     Termination of Option to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, the Option shall terminate. However, the Option shall not terminate to the extent it is Assumed in connection with the Corporate Transaction.

               (b)     Acceleration of Option Upon Corporate Transaction. In the event of a Corporate Transaction, the Option automatically shall become fully vested and exercisable immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by the Option, irrespective of whether the Option is Assumed.

       19.     Definitions. As used herein, the following definitions shall apply:

               (a)     "Applicable Laws" means the legal requirements applicable to Options, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

               (b)     "Assumed" means that pursuant to a Corporate Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise price thereof which at least preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

               (c)     "Board" means the Board of Directors of the Company and shall include any committee of the Board or Officer of the Company to which the Board has delegated its authority under this Agreement.

               (d)     "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is based on, in the determination of the Board, the Grantee's: (i) willful misconduct or dishonesty in the performance of the Grantee's duties to the Company; (ii) conviction of a felony; (iii) act (or failure to act) in the performance of the Grantee's duties to the Company in bad (good) faith and to the Company's detriment; (iv) material breach of any agreement with the Company, which if curable, is not cured to the Company's reasonable satisfaction within thirty (30)-days of written notice thereof; or (v) misconduct that is demonstrably and materially injurious to the Company, including, without limitation, willful and material failure to perform his or her duties as an Officer or Employee of the Company or excessive absenteeism unrelated to illness or vacation, after at least two (2) written notices of the same have been give to the Grantee and the Grantee has been given an opportunity cure the same within thirty (30)-days after each such notice.

               (e)     "Code" means the Internal Revenue Code of 1986, as amended.

               (f)     "Common Stock" means the common stock of the Company.

               (g)     "Company" means Endocare, Inc., a Delaware corporation.

               (h)     "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

               (i)     "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

               (j)     "Corporate Transaction" means any of the following transactions:

                       (i)     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                       (ii)     the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                       (iii)     the complete liquidation or dissolution of the Company;

                       (iv)     any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction; or

                       (v)     acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction.

               (k)     "Director" means a member of the Board or the board of directors of any Related Entity.

               (l)     "Disability" shall have the same meaning as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion.

               (m)     "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

               (n)     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (o)     "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Board deems reliable;

                       (ii)     If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                       (iii)     In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Board in good faith.

               (p)     "Good Reason" means if the Grantee terminates his Continuous Service: (i) at any time within the one hundred and eighty (180)-day period immediately following the six (6)-month anniversary of the date of the occurrence of a Corporation Transaction; (ii) within six (6) months of the Company's material reduction of the Grantee's level of responsibility; or (iii) within six (6) months of the Company's material reduction of the Grantee's base salary, except for any salary reduction that is generally applicable to the Company's executives.

               (q)     "Non-Qualified Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (r)     "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s)     "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (t)     "Related Entity" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

               (u)     "Share" means a share of the Common Stock.

               (v)     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

EXHIBIT A

EXERCISE NOTICE

Endocare, Inc.
201 Technology Drive
Irvine, CA 92618
Attention: Secretary

       1.     Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Endocare, Inc. (the "Company") under and pursuant to the Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

       2.     Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

       3.     Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 17 of the Option Agreement.

       4.     Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

       5.     Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

       6.     Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. If the Company is required to satisfy any foreign, federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Board prescribes.

       7.     Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

       8.     Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

       9.     Dispute Resolution. The provisions of Section 15 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

       10.     Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

       11.     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

       12.     Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

       13.     Entire Agreement. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

GRANTEE:	ENDOCARE, INC.

By:
(Signature)	Title:
Address:	Address:

201 Technology Drive Irvine, CA 92618

EXHIBIT C

ENDOCARE, INC.

NOTICE OF STOCK OPTION AWARD

Grantee's Name and Address:	Craig T. Davenport
63895 Johnson Road
Bend, Oregon 97701

       You (the "Grantee") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Notice.

Date of Award	December 15, 2003
Vesting Commencement Date	December 15, 2003
Exercise Price per Share	$4.27
Total Number of Shares Subject
to the Option (the "Shares")	100,000
Total Exercise Price	$427,000
Type of Option	Non-Qualified Stock Option
Expiration Date:	December 15, 2013
Post-Termination Exercise Period:

Three (3) Months; provided, however, that if the Company terminates the Grantee's Continuous Service other than for Cause or if the Grantee terminates his Continuous Service for Good Reason, then the Post-Termination Exercise Period shall be extended until three (3) months after the end of the "Severance Period" set forth in Section 3(c)(i) of the Employment Agreement entered into between the Grantee and the Company, dated December 15, 2003.

Vesting Schedule:

       Subject to the Grantee's Continuous Service and other limitations set forth in this Notice and the Option Agreement, 100% of the Shares subject to the Option shall vest on December 15, 2008.

       In addition, the Vesting Schedule will be subject to certain acceleration upon the achievement of certain performance goals to be mutually agreed to by the Board of Directors and the Grantee.

       During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee's termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.

       In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall terminate concurrently with the termination of the Grantee's Continuous Service, except as otherwise determined by the Board.

       In the event of the Grantee's change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Board as of such change in status.

       IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice and the Option Agreement.

Endocare, Inc.,
a Delaware corporation
By:
Title:

THE GRANTEE ACKNOWLEDGES AND AGREES THAT CERTAIN OF THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE GRANTEE'S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE OR THE OPTION AGREEMENT SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE GRANTEE'S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE GRANTEE'S CONTINUOUS SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE GRANTEE'S STATUS IS AT WILL.

       The Grantee acknowledges receipt of a copy of the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice and the Option Agreement shall be resolved in accordance with Section 15 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Craig T. Davenport, Grantee

ENDOCARE, INC.

STOCK OPTION AWARD AGREEMENT

       1.     Grant of Option. Endocare, Inc., a Delaware corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares Subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of this Stock Option Award Agreement (the "Option Agreement") and the Notice which are incorporated herein by reference.

       2.     Exercise of Option.

               (a)     Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of this Option Agreement. The Option shall be subject to the provisions of Section 18 of this Option Agreement relating to the exercisability or termination of the Option in the event of a Corporate Transaction. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Board. In no event shall the Company issue fractional Shares.

               (b)     Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached as Exhibit A) or by such other procedure as specified from time to time by the Board which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Board. The exercise notice shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Board to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d), below.

               (c)     Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Board for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy the employer's withholding obligations.

        3.     Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (a)     cash;

               (b)     check;

               (c)     surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Board may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or

               (d)     payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

       4.     Restrictions on Exercise; Representations, Warranties and Covenants of Grantee.

               (a)     The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws or if the Shares subject to the Option have not been registered pursuant to an effective Registration Statement on Form S-8, unless the Company determines in its sole discretion that the exercise of the Option without having been registered pursuant to an effective Registration Statement on Form S-8 would not constitute a violation of any Applicable Laws. The Company agrees that it will include Grantee's option on a Registration Statement on Form S-8 on or within a reasonable time, but no more than 30 days, after the Company next files a Registration Statement on Form S-8 for shares underlying options issued pursuant to the Company's Amended and Restated 1995 Stock Option Plan (the "1995 Plan"). Grantee acknowledges that the Company makes no representation or warranty regarding the eligibility of the Option for inclusion on a Registration Statement on Form S-8 or the likelihood that such Registration Statement on Form S-8 will become effective.

               (b)     The Grantee hereby represents, warrants and covenants to and for the benefit of the Company, with knowledge that the Company is relying thereon in issuing the Option to the Grantee, as follows:

                       (i)     The Option and the Shares issuable upon exercise of the Option (collectively, the "Securities") shall be acquired for investment for the Grantee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. The Grantee has no present intention of selling, granting any participation in, or otherwise distributing the same. The Grantee further represents that the Grantee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

                       (ii)     The Grantee, by reason of the Grantee's business or financial experience, is capable of evaluating the merits and risks of the investment in the Securities and of protecting the Grantee's interests in connection with the investment in the Securities.

                       (iii)     The Grantee has a preexisting personal or business relationship with the Company or one or more of its officers, directors or controlling persons and is aware of its (their) character, business acumen, and general business and financial condition.

                       (iv)     The Grantee is an "accredited investor" within the meaning of Rule 501(a) of Regulation D adopted by the Securities and Exchange Commission under the Securities Act of 1933.

                       (v)     The Grantee has not seen or received any advertisement or general solicitation with respect to the sale of the Securities.

                       (vi)     The Grantee has been provided with financial and other written information about the Company, and has been given the opportunity by the Company to obtain any information and ask questions concerning the Company, the Securities, and the Grantee's investment that the Grantee felt necessary. To the extent requested, Grantee has received satisfactory information and answers.

                       (v)     In reaching the decision to invest in the Securities, the Grantee evaluated the Grantee's financial resources and investment position and the risks associated with the investment, and acknowledges that the Grantee is able to bear the economic risks of this investment.

                       (viii)     The Grantee agrees to refrain from exercising the Option until the Securities are registered pursuant to an effective Registration Statement on Form S-8, unless the Company has determined in its sole discretion that such exercise would not then violate any Applicable Law.

       5.     Termination or Change of Continuous Service. In the event the Grantee's Continuous Service terminates, other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the "Termination Date"). In the event of termination of the Grantee's Continuous Service for Cause, the Grantee's right to exercise the Option shall, except as otherwise determined by the Board, terminate concurrently with the termination of the Grantee's Continuous Service (also the "Termination Date"). In no event shall the Option be exercised later than the Expiration Date set forth in the Notice. In the event of the Grantee's change in status from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and vesting of the Option shall continue only to the extent determined by the Board as of such change in status. Except as provided in Sections 6 and 7 below, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, the Option shall terminate.

       6.     Disability of Grantee. In the event the Grantee's Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within the Post-Termination Exercise Period (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date. In the case of the Grantee's Disability, to the extent that the Option was unvested on the Termination Date, or if the Grantee does not exercise the vested portion of the Option within the time specified herein, the Option shall terminate.

       7.     Death of Grantee. In the event of the termination of the Grantee's Continuous Service as a result of his or her death, or in the event of the Grantee's death during the Post-Termination Exercise Period, the person who acquired the right to exercise the Option pursuant to Section 8 may exercise the portion of the Option that was vested at the date of termination within the Post-Termination Exercise Period (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, or if the vested portion of the Option is not exercised within the time specified herein, the Option shall terminate.

       8.     Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that the Option may be transferred during the lifetime of the Grantee to the extent and in the manner authorized by the Board. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Option in the event of the Grantee's death on a beneficiary designation form provided by the Board. Following the death of the Grantee, the Option, to the extent provided in Section 7, may be exercised (a) by the person or persons designated under the deceased Grantee's beneficiary designation or (b) in the absence of an effectively designated beneficiary, by the Grantee's legal representative or by any person empowered to do so under the deceased Grantee's will or under the then applicable laws of descent and distribution. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.

       9.     Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

       10.     Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement or the Notice, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

       11.     Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

       12.     Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

               (a)     Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee's compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (b)     Disposition of Shares. If Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

       13.     Entire Agreement: Governing Law. The Notice, this Option Agreement and the related Employment Agreement with Grantee, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

       14.     Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

       15.     Dispute Resolution. The provisions of this Section 15 shall be the exclusive means of resolving disputes arising out of or relating to the Notice and this Option Agreement. The Company, the Grantee, and the Grantee's assignees (the "parties") shall attempt in good faith to resolve any disputes arising out of or relating to the Notice and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice or this Option Agreement shall be brought in the United States District Court for the Southern District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of San Diego) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 15 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

       16.     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

       17.     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by the Option, the exercise price of the Option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Board may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Except as the Board determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to the Option.

       18.     Corporate Transactions.

               (a)     Termination of Option to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, the Option shall terminate. However, the Option shall not terminate to the extent it is Assumed in connection with the Corporate Transaction.

               (b)     Acceleration of Option Upon Corporate Transaction. In the event of a Corporate Transaction, the Option automatically shall become fully vested and exercisable immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by the Option, irrespective of whether the Option is Assumed.

       19.     Definitions. As used herein, the following definitions shall apply:

               (a)     "Applicable Laws" means the legal requirements applicable to Options, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

               (b)     "Assumed" means that pursuant to a Corporate Transaction either (i) the Option is expressly affirmed by the Company or (ii) the contractual obligations represented by the Option are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Option and the exercise price thereof which at least preserves the compensation element of the Option existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Option.

               (c)     "Board" means the Board of Directors of the Company and shall include any committee of the Board or Officer of the Company to which the Board has delegated its authority under this Agreement.

               (d)     "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is based on, in the determination of the Board, the Grantee's: (i) willful misconduct or dishonesty which materially and adversely effects the business reputation of the Grantee or the Company; (ii) conviction of a felony; (iii) act (or failure to act) in the performance of the Grantee's duties to the Company in bad (good) faith and to the Company's detriment; (iv) material breach of any agreement with the Company, which if curable, is not cured to the Company's reasonable satisfaction within thirty (30)-days of written notice thereof; or (v) misconduct that is demonstrably and materially injurious to the Company, including, without limitation, willful and material failure to perform his or her duties as an Officer or Employee of the Company or excessive absenteeism unrelated to illness or vacation, which if curable, is not cured to the Company's reasonable satisfaction within thirty (30)-days of written notice thereof.

               (e)     "Code" means the Internal Revenue Code of 1986, as amended.

               (f)     "Common Stock" means the common stock of the Company.

               (g)     "Company" means Endocare, Inc., a Delaware corporation.

               (h)     "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

               (i)     "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

               (j)     "Corporate Transaction" means any of the following transactions:

                       (i)     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                       (ii)     the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

                       (iii)     the complete liquidation or dissolution of the Company;

                       (iv)     any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction; or

                       (v)     acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction.

               (k)     "Director" means a member of the Board or the board of directors of any Related Entity.

               (l)     "Disability" shall have the same meaning as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that the Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. The Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion.

               (m)     "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

               (n)     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (o)     "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Board deems reliable;

                       (ii)     If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                       (iii)     In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Board in good faith.

               (p)     "Good Reason" means if the Grantee terminates his Continuous Service: (i) within the one hundred and eighty (180)-day period immediately following the six (6)-month anniversary of the date of the occurrence of a Corporation Transaction; (ii) within six (6) months of the Company's material reduction of the Grantee's level of responsibility; or (iii) within six (6) months of the Company's material reduction of the Grantee's base salary, except for any salary reduction that is generally applicable to the Company's executives.

               (q)     "Non-Qualified Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

               (r)     "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s)     "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (t)     "Related Entity" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

               (u)     "Share" means a share of the Common Stock.

               (v)     "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

EXHIBIT A

EXERCISE NOTICE

Endocare, Inc.
201 Technology Drive
Irvine, CA 92618
Attention: Secretary

       1.     Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Endocare, Inc. (the "Company") under and pursuant to the Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, ________. Unless otherwise defined herein, the terms defined in the Option Agreement shall have the same defined meanings in this Exercise Notice.

       2.     Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

       3.     Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 17 of the Option Agreement.

       4.     Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 3(d) of the Option Agreement.

       5.     Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee's purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.

       6.     Taxes. The Grantee agrees to satisfy all applicable foreign, federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. If the Company is required to satisfy any foreign, federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Board prescribes.

       7.     Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

       8.     Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

       9.     Dispute Resolution. The provisions of Section 15 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

       10.     Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

       11.     Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the United States mail by certified mail (if the parties are within the United States), with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

       12.     Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

       13.     Entire Agreement. The Notice and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

GRANTEE:	ENDOCARE, INC.

By:
(Signature)	Title:
Address:	Address:

201 Technology Drive Irvine, CA 92618